                                                                   EXHIBIT 10.12

                      SQL FINANCIALS INTERNATIONAL, INC.
                    SOFTWARE LICENSE AND SUPPORT AGREEMENT

     THIS AGREEMENT ("Agreement"), effective as of the date shown on Exhibit A, is by and between SQL FINANCIALS INTERNATIONAL, INC. d/b/a SQL FINANCIALS(R), a Delaware corporation with its principal place of business at 3950 Johns Creek Court, Suwanee, Georgia 30024 ("SFI") and Technology Ventures, L.L.C. and McCall Consulting Group, Inc. ("You" and "Your"), Georgia entities with their principal place of business specified on Exhibit A.

     For and in consideration of the representations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  DEFINITIONS.
    ------------

     As used in this Agreement and the exhibit(s) hereto; the following terms shall have the meaning and definition as specified below:

     A.  Accepted Order(s) means a written amendment executed by You and
         -----------------
accepted by SFI in accordance with the procedure described in Section 12 of this Agreement.

     B.  Application means any one of the computer software programs in object-
         -----------
code form comprising the Software and listed in Exhibit A and in Accepted Order(s).

     C.  Application Fee means the amount of money in U.S. dollars specified on
         ---------------
Exhibit A and any Accepted Order(s) for the licensing rights to the Software and Third-Party Software.

     D.  Confidential Information includes, but is not limited to, the terms of
         ------------------------
this Agreement, Third-Party Software, and, to the extent such information is not defined as a Trade Secret in Paragraph 1.O below, any other information marked or noticed as confidential by either party. "Confidential Information" does not include information that has become publicly known or available without breach of this Agreement.

     E.  Database Server means the authorized number of individual computers
         ---------------
connected to Your network, as specified in Exhibit A and any Accepted Orders, on which the Database Software is installed.

     F.  Database Software means a single copy of the database management system
         -----------------
software, as identified in Exhibit A and any Accepted Orders, installed on the authorized Database Server(s).

     G.  Designated Employee means up to three of Your employees as identified
         -------------------
in Exhibit A who are responsible for contacting SFI via the SFI support line for the services described in Section 5 of this Agreement. You may change a "Designated Employee" by notifying SFI in writing.

     H.  Documentation means the reference materials owned and provided by SFI
         -------------
to You which instruct You in the requirements, structure, operation, and maintenance of the Software. Documentation is provided in a combination of printed and electronic formats.

     I.  Full Users are defined as each Workstation on which the Application(s)
         ----------
are installed and/or used, or to which the Application(s) are distributed for use over Your internal network.

     J.  License Term means the period of time beginning with the effective date
         ------------
identified in Exhibit A and ending forty years thereafter.

     K.  Location(s) means Your  place of business specified in Exhibit A.
         -----------
Notwithstanding the foregoing, upon Your payment to SFI of the applicable fees designated in Accepted Order(s), the addresses of additional sites described in Accepted Order(s) are included and made part of this definition with respect to the Software described on such Accepted Order(s).

     L.  Software means (a) the object-code version of the computer software
         --------
Applications; (b) the periodic improvements of or additions to the functionality set forth in the Documentation; (c) the Documentation; and (d) any other enhancements, modifications, or revisions of the foregoing and all copies of the foregoing.

     M.  Support Terms mean the terms and conditions of Section 5 of this
         -------------
Agreement pursuant to which SFI will provide specific support services to You as set forth therein.

     N.  Third-Party Software means the computer software applications owned or
         --------------------
distributed by certain third parties, in machine-readable object-code form and any accompanying documentation, which are identified in Exhibit A and any Accepted Order(s).

     O.  Trade Secret means information, without regard to form, including, but
         ------------
not limited to, the Software, technical or nontechnical data, research data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public, and which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     P.  Workstations mean Your computer workstations which are connected to the
         ------------
Database Server(s) via a local area or telecommunications network.

     Q.  You or Your means the entity identified under the recital set forth
         -----------
above and any person, firm, corporation, partnership, association, or other entity which now or in the future controls, is controlled by, or is under common control with You, provided such entity is not a competitor of SFI.

2.  SOFTWARE LICENSE.
    -----------------

     A. SFI grants to You, and You accept, a limited, nonexclusive, and nontransferable license during the License Term to use each Application and the Third-Party Software solely for Your own internal operations. For Your production needs, the license granted herein permits You to use each Application with a single production copy of the Database Software. One or more Applications may access the same production copy of the Database Software, or each Application may access its own separate copy provided You do not exceed the authorized number of Database Servers. Your access to the Database Software via the Workstations shall at no time exceed the number of Full Users specified in Exhibit A and any Accepted Order(s).

     B. SFI will provide You with one copy of the Documentation for each Application. You may reproduce copies of the Documentation to be used solely for Your internal purposes in accordance with this Agreement.

     C. You may make a reasonable number of copies of the Software as needed solely for back-up, archival, and testing purposes. Such copies must be maintained in a secure area with limited access.

     D. You will not alter, remove, modify, or suppress any proprietary notices placed on or contained within the Software and Third-Party Software. You will also ensure that all such proprietary notices and confidentiality legends appear on all copies of the Software and Third-Party Software.

     E. Except as expressly authorized in this Agreement, You may not copy or reproduce the Software or Third-Party Software. Under no circumstances will You modify, distribute or transfer (by any means), display, sublicense, rent, lease, reverse engineer, decompile, or disassemble the Software or Third-Party Software or use the Software or Third-Party Software in a service bureau or time- sharing environment. SFI reserves all other rights not expressly granted to You hereunder.

     F. SFI may deliver the Software in compact disc ("CD") format. Such CD may contain applications which You have not licensed the right to use and which are password protected. You agree that the term "Application(s)" used in the context of Your licensing rights under this Agreement shall mean only the Applications described in Exhibit A and any Accepted Orders, and that You shall not access, use, or disclose in any manner whatsoever any applications which You have not licensed and that all copyrights, Trade Secrets, and other proprietary rights in and to such unlicensed applications shall remained vested in SFI.

     G. With advance notice, You will allow SFI to enter the Location(s) during regular business hours in order for SFI to verify Your usage of the Software and Third-Party Software is in compliance with this Agreement.

3.  DELIVERY AND IMPLEMENTATION.
    ----------------------------

     A.  SFI shall deliver one copy of the applicable Software and Third-Party

Software (if any) to You within a reasonable period of time following Your payment of the Application Fee(s) described in Exhibit A or in Accepted Order(s), if any. SFI shall be responsible for all freight and insurance related to shipment of the Software to the Location(s), and bear all risk of loss of shipment to the Location(s) as specified in the Accepted Order(s). The Location "Contact Person" designated on Exhibit A and any Accepted Order(s) will be the person SFI contacts for all matters related to the delivery of the Software.

     B. Upon Your request and subject to the availability of personnel, SFI will provide You with implementation and training services on a time-and-materials basis at SFI's then-current rates plus out-of-pocket expenses incurred by SFI in rendering such services. Invoices relative to implementation and training will be paid in accordance with the provisions of Section 11.D. Each party will perform its respective responsibilities to effect a successful implementation of the Software.

     C. You will provide an environment for installation and operation of the Software which meets the standard system requirements described in the Documentation. SFI is not responsible for obtaining or selling to You the hardware and all third-party software needed in order to meet the standard system requirements or maintenance or support thereof.

4.  TERM.
    -----

     A. This Agreement will become effective on the effective date of this Agreement and will remain in full force and effect until the expiration of the License Term unless earlier terminated as provided in Section 4.B. Notwithstanding the foregoing, the Support Terms shall become effective on the effective date of this Agreement and shall remain in full force and effect thereafter for an initial term of one year, unless earlier terminated as provided in this Section 4.A. or in Section 4.B. At the end of the initial one-year term of the Support Terms and upon payment of the applicable annual support fee, the Support Terms will automatically renew for successive one-year terms. Either party may cause the Support Terms not to be automatically renewed by notice to the other party given not less than thirty days prior to the end of the initial term or any renewal term of the Support Terms, subject to Section 4.C. of this Agreement and to portions of this Agreement which shall remain in full force and effect in accordance with their terms.

     B. Either party may terminate this Agreement upon the occurrence of a material breach hereof by the other party, which material breach has not been cured within thirty days after receipt of written notice thereof by the breaching party from the other. Notwithstanding the foregoing, in the event such breach is a material breach of the Support Terms and remains uncured for the thirty-day period stated above, the nonbreaching party may only terminate the Support Terms and the remaining provisions of this Agreement shall continue in full force and effect.

     C. Upon either expiration or termination of the license granted herein, You shall immediately return to SFI all Software and Third-Party Software (including any and all copies thereof) and all SFI Trade Secret and Confidential Information; shall render unusable any Software and Third-Party Software or portion thereof loaded on the server(s) or Workstations; and shall cause an authorized representative of Your business to certify in writing that You have complied with this Section 4.C. In the event of termination of the Support Terms based on a material breach by SFI which is not cured as set forth herein, SFI will refund to You the unused portion of the annual support fee paid for such term based on a prorata abatement over the one-year term.

     D. Each party agrees not to disclose Confidential Information obtained from the other party for a period of three years beyond the termination of this Agreement. Each party agrees its obligation to maintain the confidentiality of the other party's Trade Secrets shall survive termination of this Agreement, as shall the provisions set forth in Sections 6.B, 8, and 9.

5.  SUPPORT TERMS.
    --------------

     A. For the annual support fee portion of the Application Fee set forth in Exhibit A and in Accepted Order(s), if any, SFI agrees to provide the support services as described in this Section 5.

     B.  SFI will:
          (1) provide reasonable telephone assistance during SFI's normal support hours to Your Designated Employees relating to the use of the Software and Third-Party Software;
          (2) make available to You new releases of the Software from time to time as they become available to SFI's customers in general;
          (3) make available to You new releases of the Third-Party Software that SFI deems compatible with the Software from time to time as they become available to SFI and are tested and qualified by SFI; and
          (4) furnish one copy per Application of updated Documentation on the use and operation of the Software.

     C.  You will:
          (1) provide SFI with all information determined reasonably necessary by SFI to replicate and resolve any Software or Third-Party Software problem You encounter:
          (2) in the event SFI must travel to the Location in order to resolve a Software or Third-Party Software problem, provide SFI with access to and use of all information and facilities determined reasonably necessary by SFI to replicate and resolve any Software or Third-Party Software problem You encounter;
          (3) maintain the Software and Third-Party Software at the release levels specified by SFI and maintain the release level of third-party products required for operation of the Software as approved for use by SFI;
          (4) operate the Software and Third-Party Software on a computer system consistent with the standard system requirements described in the Documentation and any updates thereto; and
          (5) employ data processing or systems administration personnel with sufficient knowledge and expertise to effectively operate and maintain the Software and any Third-Party Software in Your technical environment.

     D. SFI will provide the support services described in this Section 5 only for the then-current and immediately prior release of the Software as of the date of Your request for services. With respect to a release other than the then-current and immediately prior releases, SFI reserves the right to determine whether or not to make available support services and the terms and fees of such services, if any.

     E. SFI reserves the right to discontinue support of the Third-Party Software with or without cause upon thirty days prior notice to You. In such event, SFI will refund to You the unused portion of the annual support fee paid for such term based on a prorata abatement over the one-year term.

     F. SFI shall not be obligated to support an Application, or portion thereof, in which You by any program or process other than the Application (i) delete or modify the database tables, indexes, or procedures created and maintained by the Application, or (ii) add to, delete, or modify the data maintained in the database tables, unless procedures for such changes are provided by SFI in the Application Documentation or under the direction of SFI's Customer Support and You perform the changes in accordance therewith.

6.  PROPRIETARY RIGHTS AND CONFIDENTIALITY.
    ---------------------------------------

     A. You acknowledge SFI owns or has the right to distribute the Software and Third-Party Software. You further acknowledge the Software is unpublished and embodies SFI's copyrights and Trade Secrets.

     B. All right, title, and interest in the Software, including without limitation, all copyrights, Trade Secrets, and other intellectual property rights pertaining thereto shall remain vested in SFI. You do not claim any title or ownership of the Third-Party Software.

     C. Each party acknowledges that certain information it will acquire from the other party may constitute Trade Secrets and Confidential Information. Having acknowledged the foregoing, each party agrees (i) to exercise the same degree of care and protection (but no less than a reasonable degree of care and protection) with respect to the other party's Trade Secrets and Confidential Information as each party exercises with respect to its own Trade Secrets and Confidential Information; and (ii) not to, directly or indirectly, disclose, copy, transfer or allow access to any Trade Secrets and Confidential Information obtained from the other party; provided, however, each party may disclose Trade Secrets and Confidential Information to its employees and third parties performing services for such party related to the purposes of this Agreement who have a need to know and who have agreed in writing to comply with the restrictions set forth herein.

     D. Anything herein to the contrary notwithstanding, You agree not to demonstrate the Software, or operation thereof, or reveal any of SFI's Trade Secrets and Confidential Information to any known competitor of SFI without the prior written consent of SFI. Furthermore, You agree to keep the Software and Third-Party Software free and clear of all claims, liens, and encumbrances.

     E. Each party agrees that monetary damages shall not be an adequate remedy for breach of its respective obligations of confidentiality set forth herein and that in addition to all other remedies to which it may be entitled, the nonbreaching party shall have the right to apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm in the event there is a breach or threatened breach of the provisions set forth in this
Section 6.

7.  LIMITED WARRANTIES AND DISCLAIMERS.
    -----------------------------------

     A. SFI represents and warrants that (i) SFI has the right to grant the license granted herein, and (ii) so long as You maintain and are in compliance with the Support Terms, the Software will be free of material defects and will operate in accordance with the Documentation.

     B. SFI will take appropriate action to correct any material nonconformities with the limited warranty set forth in Section 7.A. of which SFI receives notice from You; or, at SFI's option, SFI will replace the nonconforming portion of the Software. The limited warranty set forth in
Section 7.A. shall not apply to (and You shall pay SFI at SFI's then-current rates for additional services performed by SFI in connection therewith) nonconformities reasonably determined by SFI to have been caused by any of the following: (i) deletions or modifications to the Software, database tables, indexes, or procedures performed by a party other than SFI and not under SFI's direction; (ii) additions, deletions, or modifications to the data maintained in the database tables created and maintained by the Application by any program or process other than the Application; (iii) negligence in the operation or use of the Software; or (iv) use, adjustments, installation, or malfunction of any products or goods other than those authorized by SFI.

     C. THE LIMITED WARRANTIES SET FORTH IN THIS AGREEMENT ARE MADE FOR THE BENEFIT OF YOU ONLY. THE REMEDIES DESCRIBED IN SECTION 7.B. ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE LIMITED WARRANTY MADE IN SECTION 7.A.
THERE ARE NO OTHER WARRANTIES OR CONDITIONS, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, THE SOFTWARE (INCLUDING ANY THIRD-PARTY SOFTWARE PRODUCTS), OR ANY OTHER GOODS OR SERVICES PROVIDED BY SFI, INCLUDING ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR AGAINST INFRINGEMENT OR IMPLIED WARRANTIES OR CONDITIONS OF FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES DESCRIBED IN THIS SECTION 7 ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH HEREOF.

8.  INDEMNIFICATIONS.
    -----------------

     A. SFI shall defend, at its expense, any action (or portion thereof) brought against You based solely on a claim that the Software infringes upon a United States copyright or violates the proprietary trade secret of any third party. SFI will indemnify You and hold You harmless against damages and costs, including attorneys' fees, finally awarded against You in such actions which are directly attributable to such claims; provided SFI is given prompt written notice of such claim, reasonable assistance from You, and sole authority to defend or settle such claim. If the Software becomes, or in SFI's opinion is likely to become, the subject of such a claim of infringement, then SFI may, at its option: (i) procure for You the right to use the Software free of any liability for infringement or violation; or (ii) replace or modify the Software to make it noninfringing or nonviolating. SFI shall have no liability for any claim based on use or modification of the Software other than as specified in this Agreement and the Documentation or use of third-party products either independently or with the Software. THIS SECTION SETS FORTH THE COMPLETE LIABILITY OF SFI WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

     B. You acknowledge the Software is an information software package only and that the Software is designed merely to assist You, Your agents, and employees in the performance of their professional activities and is not intended to replace the professional skill and judgment of You, Your agents, or employees. You shall be solely responsible for the accuracy and adequacy of information and data furnished for processing and any use made by You, Your agents or employees of the data output by the Software and any reliance thereon. You shall indemnify, defend, and hold harmless SFI and its affiliates and their respective officers, directors, shareholders, agents, and representatives against any and all liabilities, obligations, losses, costs, damages, and other expenses and attorneys' fees relating to any claim by any third party arising from or relating to this Agreement or Your use of the Software or any output thereof (except to the extent SFI is obligated to indemnify You as described in Section 8.A.), provided SFI gives You prompt written notice of such claim, reasonable assistance, and sole authority to defend or settle such claim.

9.  LIMITATION OF LIABILITY.
    ------------------------

     A. EXCEPT FOR THE SPECIFIC LIABILITIES ASSUMED BY SFI UNDER SECTION 8.A., UNDER NO CIRCUMSTANCES SHALL SFI OR ANY SUPPLIER OF SFI HAVE ANY LIABILITY TO YOU OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, INDIRECT, OR SPECIAL DAMAGES OR COSTS (INCLUDING ATTORNEYS' FEES) OR LOSS OF GOODWILL RESULTING FROM ANY CLAIM (INCLUDING ANY CAUSE OF ACTION IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR PRODUCTS LIABILITY) REGARDING THIS AGREEMENT OR RESULTING FROM OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE, OR PERFORMANCE OR NONPERFORMANCE OF, THE SOFTWARE, THE THIRD-PARTY SOFTWARE, OR ANY OTHER GOODS OR SERVICES PROVIDED BY SFI OR ITS SUPPLIERS, OR ANY COMPONENT THEREOF, EVEN IF SFI OR SUCH SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR COSTS.

     B. EXCEPT FOR THE SPECIFIC LIABILITIES ASSUMED BY SFI UNDER SECTION 8.A., IN NO EVENT SHALL SFI OR ANY THIRD-PARTY SUPPLIER OF SOFTWARE PRODUCTS BE LIABLE TO YOU UNDER THIS AGREEMENT OR OTHERWISE, REGARDLESS OF THE FORM OF CLAIM OR ACTION, IN AN AMOUNT THAT EXCEEDS THE LICENSE FEE PORTION OF THE APPLICATION FEE PAID BY YOU FOR THE PARTICULAR APPLICATION INVOLVED. FOR PURPOSES OF THIS
SECTION 9.B ONLY, THE LICENSE FEE PORTION OF THE APPLICATION FEE SHALL BE DEEMED

TO BE EIGHTY PERCENT OF SUCH APPLICATION FEE. SFI SHALL HAVE NO LIABILITY FOR ANY DAMAGES WHATSOEVER RELATING TO ANY PRODUCTS, GOODS, OR SERVICES NOT PROVIDED BY SFI.

     C. You acknowledge and agree that the fees charged by SFI in this Agreement reflect the allocation of risks including (but not limited to) the foregoing limitation of liability and the exclusive remedies described in
Section 7.B. A modification of the allocation of risks set forth in this Agreement would affect the fees charged by SFI, and in consideration of such fees, You agree to such allocations of risk.

10.  FORCE MAJEURE.
     --------------

     Neither party shall be liable for any delay or failure in performance of this Agreement if caused by an act of God or any factor beyond control of the party. In any such event, the date for the party's performance shall be deferred for a period of time equal to the time lost by reason of such act of God or other factor beyond control, provided that the delayed party shall notify the other party of such occurrence and shall cooperate with the other party in minimizing any adverse impact of such occurrence.

11.  PAYMENT TERMS.
     --------------

     A. Upon Your execution of this Agreement, You will pay SFI the total fee(s) described in Exhibit A. With respect to additional items and professional services ordered after the effective date of this Agreement pursuant to an Accepted Order, You will pay SFI the total fee(s) described in such Accepted Order on the dates specified therein or, if not specified, thirty days from the date of the invoice. In addition, and provided the Support Terms have not been terminated in accordance with Section 4 of this Agreement, You will pay to SFI the then-current annual support fee for the Software and the Third-Party Software on each anniversary date of the effective date of this Agreement which payment will be made on the first day of the month in which the anniversary date of the effective date occurs. The annual support fee will be prorated for a partial month if the effective date is not the first day of a month.

     B. You will pay SFI all reasonable out-of-pocket expenses incurred by SFI relating to the performance of the services specified hereunder. Any services provided by SFI to You which are beyond the included services described in this Agreement will be at SFI's then-current rates.

     C. You will be responsible for payment of all applicable sales, use, ad valorem, and excise taxes; duties; and assessments relating to the goods and services provided hereunder. You shall hold SFI harmless from all claims and liability arising from Your failure to pay such taxes.

     D. Each of the amounts payable by You to SFI under this Agreement will be due and payable on the date specified herein or, if not specified, thirty days from the date of the invoice. SFI's obligations and Your rights under this Agreement are conditioned upon Your payment of the fees and other charges described herein. Any amount payable pursuant to this Agreement which is not paid within thirty (30) days of the date of invoice shall be delinquent and shall bear interest at the rate of one and one half percent (1.5%), or the maximum legal rate if less, for each month or portion thereof it is delinquent; You shall pay such interest, along with all costs and reasonable attorneys' fees incurred by SFI in the collection of such delinquent amounts. All fees and charges related to this Agreement are in U.S. dollars.

12.  ADDITIONAL ITEMS.
     -----------------

     A. Additional items of Software, Third-Party Software, professional services, and the right to operate the Software (i) with additional Full Users, or (ii) with access to additional production copies of the Database Software, or any one or more of the foregoing, may be added to this Agreement by execution of an amendment to this Agreement in accordance with the procedure described in this Section 12.

     B. In the event You desire to license such additional items, You must (i) have an authorized representative execute an amendment to this Agreement detailing such request, and (ii) remit such order request to SFI. Upon acceptance by SFI, SFI will execute the amendment and return a fully executed copy to You for Your files. Such additional items shall be governed by the terms and conditions of this Agreement. If the request is accompanied by Your purchase order, any preprinted terms and conditions appearing on such purchase order shall not apply to or become part of this Agreement regardless of any statement to the contrary contained in or specified on such form.

13.  NOTICES.
     --------

     All notices under this Agreement shall be in writing and shall be deemed to be effectively given if made as follows: (i) if hand delivered, when received,
(ii) if mailed, three days after being deposited postage prepaid in the United States mail, and sent via certified mail, return receipt requested, (iii) if faxed, on the date of the fax confirmation, or (iv) if mailed for overnight delivery, when delivered by the overnight delivery carrier, if to SFI, to the Vice President of Operations or to the Contracts Manager at the address set forth in the first paragraph of this Agreement, and if to You, to Your employee identified in Exhibit A under the heading "Notices to You" at the address set forth therein. Each party may change the address or title of the person to whom notices will be sent by giving notice in the manner set forth herein.

14.  GENERAL.
     --------

     A. This Agreement represents the complete and exclusive statement of the mutual understanding of the parties with respect to the subject matter hereof and supersedes and cancels all previous and contemporaneous written and oral agreements and communications relating to the subject matter of this Agreement.

     B. This Agreement may not be amended, supplemented, or otherwise modified except by an instrument in writing signed by each of the parties hereto.

     C. You agree to cooperate with SFI as reasonably necessary to permit SFI to comply with the laws and administrative regulations of the United States relating to the control of exports of commodities and technical data. You also agree not to export or re-export directly or indirectly (including via remote access) any of the computer software provided by SFI to You (including any Confidential Information and Trade Secrets of SFI) to any country for which export or re-export is forbidden or for which a validated license is required under U.S. law. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement in any respect.

     D. The exhibits referenced in this Agreement are attached hereto and incorporated herein by reference. In case of any conflict between this Agreement (excluding the exhibits) and one or more of the exhibits, the provisions of this Agreement (excluding the exhibits) shall control and govern.

     E. The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Without limiting the generality of the preceding sentence, if any remedy set forth in this Agreement is determined to have failed of its essential purpose, then all other provisions of this Agreement, including the limitation of liability and exclusion of damages shall remain in full force and effect. The failure of either party to exercise any of its rights under this Agreement shall not be deemed a waiver or forfeiture of such rights.

     F. This Agreement shall bind and inure to the benefit of each party hereto and its respective successors and assigns. You may not assign, transfer, or pledge this Agreement, or any interest, license, or rights of any kind herein, in any manner, without the express written consent of SFI.

     G. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall be deemed for all purposes to constitute one and the same instrument.

     H. The titles of sections are for convenience of reference only and shall not be deemed to be a part of this Agreement.

     I. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflict of law principles.


ATTACHED HERETO AND MADE A PART HEREOF: Exhibit A, Addendum 1.

     IN WITNESS WHEREOF, each party has executed this Agreement as of the effective date set forth in Exhibit A and represents and warrants to the other that it is legally free to enter into this Agreement and that its execution has been duly authorized.


YOU:
                                        SFI:
TECHNOLOGY VENTURES, L.L.C.             SQL FINANCIALS INTERNATIONAL, INC.
McCALL CONSULTING GROUP, INC.           D/B/A SQL FINANCIALS


By: /s/ Joseph S. McCall               By: /s/ Stephen P. Jeffery
   -------------------------------        -----------------------------------
Name:  Joseph S. McCall                Name:  Stephen P. Jeffery

Titles:  Sole Manager, Technology      Title:  President
         Ventures, L.L.C.

         President, McCall Consulting
         Group, Inc.


Date:  February 5, 1998                Date:  February 5, 1998
      ----------------------------           --------------------------------

                                   ADDENDUM 1
                   TO THE SQL FINANCIALS INTERNATIONAL, INC.
                  SOFTWARE LICENSE AND SUPPORT AGREEMENT WITH
         TECHNOLOGY VENTURES, L.L.C. AND MCCALL CONSULTING GROUP, INC.

     THIS ADDENDUM 1 ("Addendum 1") is by and between SQL FINANCIALS INTERNATIONAL, INC. d/b/a SQL Financials(R) ("SFI") and TECHNOLOGY VENTURES, L.L.C. and McCALL CONSULTING GROUP, INC. ("You" and "Your") and amends the Software License and Support Agreement between SFI and You of even date herewith (the "Agreement").

     For and in consideration of the representations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   PRECEDENCE OF ADDENDUM.
     -----------------------

     The Addendum shall be considered a part of the Agreement as if fully set forth therein. However, if any term or condition of the Addendum conflicts with any term or condition of the Agreement, then such term or condition of the Addendum shall control.

2.   DEFINITIONS.
     ------------

     A. Section 1.B. of the Agreement is hereby deleted in its entirety and replaced with the following:

     "Application means any one of the computer software programs comprising the
      -----------
Software as set forth in Exhibit A, including any additional Software provided to You by SFI from time to time (i.e. Order Entry, Inventory Management and/or Treasury Management Software as set forth below)."

     B. Section 1.C. of the Agreement is hereby deleted in its entirety and replaced with the following:

     "Application Fee means the consideration paid or given by You as specified
      ---------------
in Exhibit A for the licensing rights to the Software and Third-Party Software."

3.   DELIVERY AND IMPLEMENTATION
     ---------------------------

     The first sentence of Section 3.A. of the Agreement is hereby deleted in its entirety and replaced with the following:

     "SFI shall deliver one copy of all Software and Third-Party Software to You promptly upon its general availability. In the event SFI, in its sole discretion, develops, or acquires the right from a third party(s) to sublicense, without additional payment to the Third-Party, Software designed for Order Entry, Inventory Management, or Treasury Management, SFI agrees to deliver such Software to You promptly upon its general availability."

4.   TERM.
     -----

     A. The second and third sentences of Section 4.A. of the Agreement are hereby deleted in their entirety and replaced with the following:

     "Notwithstanding the foregoing, the Support Terms shall become effective on the effective date of this Agreement and shall remain in full force and effect thereafter for an initial term ending December 31, 1998, unless earlier terminated as provided in this Section 4.A. or in Section 4.B. At the end of each term of the Support Terms, the Support Terms will automatically renew for successive one-year terms, provided Technology Ventures, L.L.C. continues to own at least 100,000 shares of the outstanding common stock of SFI (the "Ownership Interest"). In the event Technology Ventures, L.L.C. does not retain an Ownership Interest in SFI, You may renew the Support Terms by paying SFI for such support at SFI's then-current list price for such support."

5.   SUPPORT TERMS.
     --------------

     Section 5.A. of the Agreement is hereby deleted in its entirety and replaced with the following:

     "SFI agrees to provide the support services as described in this Section 5 during each term of these Support Terms provided You have not made any changes to the Software."

6.   LIMITATION OF LIABILITY.
     ------------------------

     The second sentence of Section 9.B. is hereby deleted in its entirety.

7.   CHANGE OF OWNERSHIP.
     --------------------

     As of the effective date (as to Technology Ventures, L.L.C.) of this Agreement, Joseph S. McCall holds a controlling interest in Technology Ventures, L.L.C., which has a controlling interest in McCall Consulting Group, Inc. In the event the controlling interest in Technology Ventures, L.L.C. is no longer held by Joseph S. McCall, or Technology Ventures, L.L.C. no longer holds a controlling interest in McCall Consulting Group, Inc., SFI may, at its sole discretion, impose an annual support fee. Any fees imposed under this section shall be due and payable within thirty (30) days after the date of the invoice. For the purposes of this paragraph, "controlling interest" shall mean a majority ownership interest in either Technology Ventures, L.L.C. or McCall Consulting Group, Inc.

     In the event that a competitor of SFI becomes a holder of any interest in Technology Ventures, L.L.C. or McCall Consulting Group, Inc., or Technology Ventures, L.L.C. or McCall Consulting Group, Inc. become a holder of any interest in a competitor of SFI, SFI may, at its sole discretion either (a) terminate this Agreement in its entirety with no penalty, and You must comply with Section 4.C. of the Agreement; or (b) impose a license fee for the Software or an annual support fee or both. Any fees imposed under this section shall be due and payable within thirty (30) days after the date of the invoice.

     IN WITNESS WHEREOF, each party has executed this Addendum 1 as of the effective date set forth in Exhibit A and represents and warrants to the other that it is legally free to enter into this agreement and that its execution has been duly authorized.

YOU:                                    SFI:

TECHNOLOGY VENTURES, L.L.C.             SQL FINANCIALS INTERNATIONAL, INC.
McCALL CONSULTING GROUP, INC.           D/B/A SQL FINANCIALS


By: /s/ Joseph S. McCall                By: /s/ Stephen P. Jeffery
   ------------------------------          -----------------------------------
Name:  Joseph S. McCall                 Name:  Stephen P. Jeffery

Titles:  Sole Manager, Technology       Title:  President
         Ventures, L.L.C.

         President, McCall Consulting
         Group, Inc.

Date:  February 5, 1998                 Date:  February 5, 1998
     -----------------------------           ----------------------------------